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                                                                   EXHIBIT 23.01

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 2000 in the Registration Statement (Form S-1) and related Prospectus of AtheroGenics, Inc. for the registration of shares of its common stock.

                                          Ernst & Young LLP

Atlanta, Georgia
February 18, 2000